EXHIBIT 99.1

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Occam Networks Announces Q3 2003 Results

Quarter Marked by Multiple New Customer Wins for Flagship BLC6000 Family

SANTA BARBARA, Calif. – Nov. 4, 2003–Occam Networks Inc. (OTCBB: OCCM), a supplier of innovative Ethernet and IP-based loop carrier equipment to telecommunications service providers worldwide, today reported results for the quarter ended Sept. 30, 2003. Occam Networks reported revenue for the quarter of $1,476,000, an increase of $440,000 from the $1,036,000 reported for Q3 2002. During Q3 Occam shipped product to 7 new customers, highlighted by first-time orders from an additional two of the top-25 largest U.S. ILECs, including CT Communications (CTC, NASDAQ: CTCI) of Concord, NC. Occam Networks also began over 15 new customer trials.

“We have seen very strong market acceptance of the new 6000 platform and continue to increase our customer wins and trials,” said Bob Howard-Anderson, president and CEO of Occam Networks. “Although we had anticipated higher Q3 revenue, it was our best bookings quarter to date, and we entered Q4 with a record backlog.”

Gross margins for Q3 2003 were affected by manufacturing yield problems, field returns and resulting rework costs. Revenue was also affected by the shift in bookings to three new BLC 6000 family components, which are scheduled to be released and ship in Q4.

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OCCAM CONFERENCE CALL SCHEDULED TO REPORT Q3 2003 EARNINGS

Starting at 2:30 p.m. Pacific time on Tuesday, Nov. 4, 2003, Occam Networks will conduct a conference call to report earnings for Q3 2003. The call, which will be open to the public, can be accessed by dialing 1-800-481-6768 for U.S. callers. The pass-code required for participation is 27102.

Callers will be put on ‘music hold’ until Bob Howard-Anderson, president and CEO and Howard Bailey, CFO of Occam Networks, join the call. The first portion of the call will include a presentation of financial information for Q3 2003. Mr. Bailey will then open the call to listeners for a question and answer period.

For those unable to listen at the designated time, a recording of the call will be made available on the Occam Networks Web site (www.occamnetworks.com) for 72 hours after the call is completed.

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SUMMARY FINANCIAL INFORMATION:

OCCAM NETWORKS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2003	June 30, 2003
Net revenue	$1,476	$1,280
Cost of revenue	1,851	1,271

Gross profit (loss)	(375)	9
Operating expenses:
Research and product development	2,455	3,442
Sales and marketing	1,443	1,440
General and administrative	507	509

Total operating expenses	4,405	5,391

Loss from operations	(4,780)	(5,382)
Interest expense, net	(88)	(32)

Pro forma loss before income taxes	(4,868)	(5,414)
Provision for income tax	—	—

Pro forma net loss	$(4,868)	$(5,414)

Basic and diluted pro forma net loss per share	$(0.02)	$(0.03)

Shares used to compute basic and diluted pro forma net loss per share	264,455	173,572

Reconciliation of pro forma net loss to GAAP net loss attributable to common stockholders:
Pro forma net loss	$(4,868)	$(5,414)
Pro forma exclusions:
Deferred stock-based compensation	305	321
Interest attributable to common stock potentially subject to rescission	—	(700)

Total pro forma exclusions	305	(379)

GAAP net loss attributable to common stockholders	$(5,173)	$(5,035)

Basic and diluted net loss per share attributable to common stockholders	$(0.02)	$(0.03)

Shares used to compute basic and diluted net loss per share	264,455	173,572

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OCCAM NETWORKS, INC.

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2003	June 30, 2003
Net revenue	$1,476	$1,280
Cost of revenue	1,851	1,271

Gross profit (loss)	(375)	9
Operating expenses (1):
Research and product development	2,696	3,692
Sales and marketing	1,481	1,484
General and administrative	533	536

Total operating expenses	4,710	5,712

Loss from operations	(5,085)	(5,703)
Interest expense, net	(88)	(32)

Loss before income taxes	(5,173)	(5,735)
Provision for income tax	—	—

Net loss	(5,173)	(5,735)
Interest attributable to common stock potentially subject to rescission	—	700

Net loss attributable to common stockholders	$(5,173)	$(5,035)

Basic and diluted net loss per share attributable to common stockholders	$(0.02)	$(0.03)

Shares used to compute basic and diluted net loss per share	264,455	173,572

(1) Amortization of deferred stock-based compensation included in:
Research and product development	$241	$250
Sales and marketing	38	44
General and administrative	26	27

	$305	$321

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OCCAM NETWORKS, INC.

CONSOLIDATED BALANCE SHEET

(In thousands)

	(Unaudited) September 30, 2003	December 31, 2002
ASSETS
Cash and cash equivalents	$2,596	$18,496
Restricted cash	935	—
Accounts receivable	1,515	1,013
Inventories	2,430	796
Prepaid and other current assets	1,127	565

Total current assets	8,603	20,870
Property and equipment, net	2,243	3,291
Other assets	330	310

Total assets	$11,176	$24,471

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$3,474	$1,650
Accrued payroll	665	1,253
Accrued expenses	1,506	2,173
Capital lease obligations and notes payable, current	755	716
Deferred revenue	—	17

Total current liabilities	6,400	5,809
Capital lease obligations and notes payable, noncurrent	1,093	853

Total liabilities	7,493	6,662
Common stock potentially subject to rescission	—	10,500
Preferred stock	—	10,811
Common stock	266	141
Additional paid in capital	87,366	65,254
Warrants	454	480
Cumulative translation adjustment	64	16
Deferred stock compensation	(2,118)	(3,432)
Accumulated deficit	(82,349)	(65,961)

Total stockholders’ equity	3,683	7,309

Total liabilities and stockholders’ equity	$11,176	$24,471

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Non-GAAP Disclosure

Certain non-GAAP financial measures are included in this press release. Our GAAP results have been adjusted to exclude stock-based compensation charges associated with the issuance of stock options prior to the Company’s merger in May 2002. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance and our prospects for the future. Specifically, we believe non-GAAP measures can provide useful information to both management and investors by excluding certain non-cash expenses that are not indicative of our core operating results. Further, these non-GAAP financial measures are one of the primary indicators management uses for planning and forecasting future periods. In addition, since we have historically reported non-GAAP measures to the investment community, we believe the inclusion of non-GAAP measures provides consistency in our financial reporting. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with generally accepted accounting principles. A reconciliation of GAAP to non-GAAP net loss is included above.

About Occam Networks Inc.

Occam Networks Inc. develops and markets innovative Broadband Loop Carrier networking equipment that enable telephone companies to deliver voice, data and video services. Based on Ethernet and Internet Protocol (IP) technologies, Occam’s equipment allows telecommunications service providers to profitably deliver traditional phone services, as well as advanced voice-over-IP, residential and business broadband, and digital television services through a single, all-packet access network. Occam is headquartered in Santa Barbara, Calif. Additional information can be found at www.occamnetworks.com.

Portions of this press release may contain forward-looking statements regarding future events or the future performance of Occam Networks. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. Rapidly changing technologies and market conditions may require changes to Occam’s products. Occam does not undertake any obligation to publicly update any forward-looking statements as a result of new information, future events or otherwise. Please also refer to the company’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings with the SEC. These filings contain and identify other important factors that could cause actual results to differ materially from those contained in any forward-looking statements.

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Contact:

Howard Bailey Chief Financial Officer Occam Networks Inc. +1 805 692 2908 hbailey@occamnetworks.com	Derek Fay Connect Public Relations +1 801 373 7888 derekf@connectpr.com

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